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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 1, 2001




                               GENZYME CORPORATION
             (Exact name of registrant as specified in its charter)




         MASSACHUSETTS                   0-14680               06-1047163
(State or other jurisdiction of  (Commission file number)     (IRS employer
 incorporation or organization)                           identification number)


               ONE KENDALL SQUARE, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (617) 252-7500


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On June 1, 2001, we completed the acquisition of Wyntek Diagnostics, Inc., a privately held California corporation, through the purchase of all the issued and outstanding capital stock of Wyntek pursuant to a Stock Purchase Agreement, dated as of April 30, 2001, among Wyntek, all of the shareholders of Wyntek, and a representative and alternative representatives of the shareholders of Wyntek. As part of the acquisition, all options to acquire capital stock of Wyntek were terminated in exchange for the right to receive a cash payment. We will account for the transaction using the purchase method of accounting.

         The aggregate consideration for all of Wyntek's issued and outstanding capital stock and termination of all options was $65.0 million in cash, $3.0 million of which is being held in escrow to secure the obligation of Wyntek's shareholders to indemnify us for breaches of representation and warranties contained in the Stock Purchase Agreement. The cash consideration was funded out of our current cash reserves.

         The amount of consideration we paid was determined through arm's length negotiation with Wyntek. There was no material relationship between Wyntek or any of its shareholders and us or any of our affiliates, directors or officers, or any associate of any of our directors or officers.

         The assets acquired in the transaction were used by Wyntek in the business of developing and manufacturing products for rapid testing for infectious disease and pregnancy. We intend to use the assets acquired in the same line of business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

(a)      Financial Statements of Business Acquired.

         The following financial statements of Wyntek, including the independent accountants' report of McKay, Carne, Buniva & Lazarus LLP, appear as
         Exhibit 99.1 to the Current Report on Form 8-K dated May 8, 2001 filed on May 18, 2001 and are incorporated herein by reference:

         Independent Accountants' Report dated January 31, 2001; audited financial statements of Wyntek as of December 31, 2000 and 1999 and for each of the two years in the period ended December 31, 2000; unaudited financial statements of Wyntek as of and for the three months ended March 31, 2001 and 2000.

(b)      PRO FORMA Financial Information.

         The following unaudited pro forma combined financial statements appear as Exhibit 99.2 to the Current Report on Form 8-K dated May 22, 2001 filed on May 22, 2001 and are incorporated herein by reference:

         Unaudited pro forma combined financial information that describes the pro forma effect of our planned acquisition of Focal, Inc. and our acquisition of Wyntek on the unaudited statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 and the unaudited balance sheet as of March 31, 2001 of Genzyme Corporation.

(c)      Exhibits.

         None.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GENZYME CORPORATION



Dated: June 6, 2001                   By:   /s/ Michael S. Wyzga
                                           -------------------------------------
                                            Michael S. Wyzga
                                            Senior Vice President, Finance;
                                            Chief Financial Officer; and
                                            Chief Accounting Officer